EMPLOYMENT AGREEMENT
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                    AGREEMENT made as of the 1st day of December, 1996 by
          and between STEVEN L. EDELSON, an individual residing at 8706 Colonial Road, Brooklyn, NY (the "Employee"), and MEDLEY REFRIGERATION, INC., a Delaware corporation (the "Company").


                                 W I T N E S S E T H
                                 - - - - - - - - - -

                    WHEREAS, prior to the execution of this Agreement, the Employee served as the Chairman of the Board of the Company and the Company desires to continue such employment arrangement (the "Existing Employment Arrangement") with the Employee effective on the date hereof.

                    NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto intending to be legally bound hereby agree as follows:

                    1.   Employment.  Subject to the terms and conditions
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          hereinafter set forth, the Company hereby agrees to employ the
          Employee, and the Employee hereby agrees to serve as Chairman of the Board of the Company, effective as of the date first written above (such date being referred to herein as the "Effective Date"). The Employee agrees to perform such services customary to such office as shall from time to time be assigned to him in the sole reasonable discretion of the Company's Board of Directors. The Employee further agrees to use his best efforts, energies and skill to promote the interests of the Company and to devote a minimum of forty (40) hours per week during normal weekday business hours during the first six (6) months of the Initial Term (as defined herein) and thereafter, a minimum of thirty (30) hours per week during normal weekday business hours (or as otherwise agreed to by the Company's Chief Executive Officer), on a consistent basis, to the business and affairs of the Company in accordance with the directions and orders of the Board of Directors of the Company.

                    2.   Term of Employment.  The term of employment of the
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          Employee pursuant to this Agreement (including any renewal periods hereof, the "Employment Term") shall commence on the Effective Date and shall terminate upon the earlier of (a) December 31, 1997 (such period being referred to as the "Initial Term"), unless this Agreement is automatically renewed as provided below in this Section 2, or (b) the date on which the employment of the Employee is terminated pursuant to Section 4 hereof. Commencing on the thirty-first of December, 1997, and on each subsequent anniversary date thereafter, the Employment Term hereunder shall be renewed for successive periods of one (1) year (each such period being referred to herein as a "Renewal Term"), unless either the Company or the Employee elects not to renew such term by giving written notice thereof at least sixty (60) days prior to the Expiration Date (as herein defined). For purposes hereof, the last day of the Initial Term or of each Renewal Term, if any, shall be deemed the "Expiration Date".

                    3.   Compensation and Other Related Matters.
                         --------------------------------------

                         3.1. Annual Salary. As compensation for the services rendered by the Employee hereunder, the Company shall pay, or shall cause to be paid, to the Employee, and the Employee shall accept, compensation at the rate of Thirty Thousand Dollars ($30,000.00) per annum (the "Annual Salary"). The Company's obligation to pay the Annual Salary shall not accrue or be payable until the Company consummates its initial public offering of securities. The Annual Salary shall be paid in accordance with the Company's customary payroll practices which are in effect from time to time during the Employment Term.
           The Employee's Annual Salary shall be subject to all applicable withholding and other taxes.  The Company, by action of the Board of Directors, may, in its sole discretion, increase the Annual Salary at any time during the Employment Term.

                         3.2. Other Employment Benefits.  During the
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          Employment Term, the Employee shall be entitled to the following employment benefits:

                         (a) two (2) weeks of paid vacation in each fiscal year of the Company while the Employee is employed hereunder and sick leave in accordance with the Company's policies from time to time in effect for executive officers of the Company; provided, that vacation and/or sick leave time not used in any year may not be carried over or transferred from one year to another or converted to cash;

                         (b)  participation, subject to qualification
          requirements, in medical, life or other insurance or hospitalization plans and long-term disability policies which are presently in effect or hereinafter instituted by the Company and applicable to its employees generally; and

                         (c) participation, subject to classification requirements and continued maintenance thereof by the Company in other employee benefit plans, such as stock option, pension and profit sharing plans, which are from time to time applicable to the Company's employees generally.

                         3.3.  Expenses.  During the Employment Term, the
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          Employee shall be entitled to receive prompt reimbursement from the Company of all travel, entertainment and out-of-pocket expenses which are reasonably and necessarily incurred by the Employee in the performance of his duties hereunder; provided, that, the Employee properly accounts therefor in accordance with the Company's policies as in effect from time to time and that such expenses are approved by the Company's Board of Directors.

                    4.   Termination.
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                         4.1.  Disability.  (a)  In the event that at any
                               ----------
          time during the Employment Term, the Employee, due to physical or mental injury, illness, disability or incapacity, including "disability" within the meaning of the disability plan which the Company then has in effect entitling the Employee to benefits thereunder, shall fail to perform satisfactorily and continuously the duties assigned to him and the services to be performed by him hereunder for a period of three (3) consecutive months or for a non-consecutive period of five (5) months within any twelve (12) month period, the Company may terminate his employment for "Disability" upon not less than thirty (30) days prior written notice (such notice referred to herein as a "Termination Notice") to the Employee.

                         (b) During any period (the "Disability Period") that the Employee, due to physical or mental injury, illness, disability or incapacity, including "disability" within the meaning of the disability plan which the Company then has in effect entitling the Employee to benefits thereunder, fails to perform satisfactorily and continuously the duties assigned to him and the services to be performed by him hereunder, the Company shall continue to pay to the Employee (i) the Annual Salary (as in effect at such time) in accordance with the provisions of Section 3.1 hereof, less any compensation payable to the Employee under the applicable disability insurance plan of the Company during such Disability Period, and (ii) the Commission Payment during the remainder of the Commission Period, if any, payable in accordance with the provisions of Section 3.2 hereof. Thereafter, if the Employee's employment hereunder is terminated pursuant to Section 4.1(a) above, the Company shall have no further obligations hereunder after the Termination Date other than the Commission Payment for the remainder of the Commission Period, if any, payable to the Employee in accordance with the provisions of Section 3.2 hereof, and the compensation payable to the Employee under the applicable disability insurance plan of the Company.

                         4.2.  Death.  The Employee's employment shall
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          terminate immediately upon the death of the Employee.  Upon termination of the Employee's employment pursuant to this Section
          4.2 as a result of the Employee's death.

                         4.3.  Cause.  (a)  The Company may, at any time
                               -----
          and in its sole discretion, terminate the Employee's employment for Cause (as herein defined) by delivery to the Employee of a Termination Notice specifying the nature of such Cause, effective as of the date (such effective date referred to herein as a "Termination Date") of such Termination Notice. For purposes hereof, termination for "Cause" shall mean a termination based upon (i) a conviction of, a plea of nolo contendere, a guilty
                                              ---- ----------
          plea or confession by the Employee to an act of fraud, misappropriation or embezzlement or to a felony; (ii) the commission of a fraudulent act or practice by the Employee affecting the Company; (iii) the failure by the Employee to follow the directions of the Board of Directors or the failure to follow the policies of the Company applicable to employees and/or executive officers generally; (iv) the engaging by the Employee in conduct which is materially injurious to the Company, monetarily or otherwise; (v) the Employee's habitual drunkenness as determined in the reasonable discretion of the Board of Directors of the Company or use of illegal substances; or (vi) the material breach by the Employee of this Agreement.

                         (b) If the Employee's employment is terminated by the Company for Cause pursuant to Section 4.3(a) above, the Company shall have no further obligations hereunder after the Termination Date other than the payment to the Employee of the Annual Salary accrued and unpaid through the Termination Date. The Company shall not be obligated to provide any of the benefits set forth in Section 3.3 of this Agreement after the Termination Date, except as may be required by applicable law.

                    5.   Noncompetition and Nondisclosure.  At all times
                         --------------------------------
          during the pendency of this Agreement and for a period of two years following the termination of this agreement, neither the Employee nor any persons affiliated with the Employee shall directly or indirectly be engaged in or employed by or otherwise have an interest in a business which competes directly or indirectly with the business of the Company. The Employee agrees to keep confidential all information obtained by him in his capacity as employee including customer lists, financial data, business plans, strategies, records and other information.

                    6.   Breach by the Employee.  Both parties recognize
                         ----------------------
          that the services to be rendered under this Agreement by the Employee are special, unique and extraordinary in character, and that in the event of a breach by Employee of the material terms and conditions of the obligations to be performed by him hereunder, the Company shall be entitled, if it so elects, to institute and prosecute proceedings in any court of competent jurisdiction, either in law or in equity, to obtain damages for any breach of this Agreement, or to enforce the specific performance thereof by the Employee. Without limiting the generality of the foregoing, the parties acknowledge that a breach by the Employee of his material obligations under Section 5 could cause the Company irreparable harm for which no adequate remedy at law would be available in respect thereof and that therefore upon proof of the same the Company would be entitled to seek injunctive relief with respect thereto.

                    7.   Insurance.  The Employee acknowledges and agrees
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          that the Company may obtain a life insurance policy on the life of the Employee with the Company named as the beneficiary. If the Company so elects, the Employee covenants and agrees to cooperate fully with the Company's efforts to obtain such insurance policy.

                    8.   Conflicting Agreements.  The Employee hereby
                         ----------------------
          represents and warrants to the Company that (a) neither the execution of this Agreement by the Employee nor the performance by the Employee of any of his obligations or duties hereunder will conflict with or violate or constitute a breach of the terms of any employment or other agreement to which the Employee is a party or by which the Employee is bound, and (b) the Employee is not required to obtain the consent of any person, firm, corporation or other entity in order to enter into this Agreement or to perform any of his obligations or duties hereunder.

                    9.   Further Assurances.  The Employee hereby agrees to
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          execute and deliver such agreements, certificates or other documents as may be reasonably requested by the Company which may be necessary or are required hereunder, including, the execution and delivery on the Closing Date of the Purchase Agreement.

                    10.  Miscellaneous.
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                         10.1.     Successors; Binding Agreement.  This
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          Agreement and all rights of the Employee hereunder shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns; provided, that the duties of the Employee hereunder are personal to the Employee and may not be delegated or assigned by him.

                         10.2.     Governing Law.  This Agreement shall be
                                   -------------
          governed by and in accordance with the laws of the State of Florida without regard to conflict of law rules thereof.

                         10.3.     Waivers.  The waiver of either party
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          hereto of any right hereunder or of any failure to perform or breach by the other party hereto shall not be deemed a waiver of any other right hereunder or of any other failure or breach by the other party hereto, whether of the same or a similar nature or otherwise. No waiver shall be deemed to have occurred unless set forth in a writing executed by or on behalf of the waiving party. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future or as to any act other than that specifically waived.

                         10.4.     Validity.  The invalidity or
                                   --------
          unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall otherwise remain in full force and effect. Moreover, if any one or more of the provisions contained in this Agreement is held to be excessively broad as to duration or scope, such provisions shall be construed by limiting and reducing them so as to be enforceable to the maximum extent compatible with applicable law.

                         10.5.     Entire Agreement.  This Agreement sets
                                   ----------------
          forth the entire agreement and understanding of the parties in respect of the subject matter contained herein, and supersedes all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative of either party in respect of said subject matter.

                         10.6      Headings Descriptive.  The headings of
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          the several paragraphs of this Agreement are inserted for
          convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

                         10.7      Counterparts.  This Agreement may be
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          executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

                    IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                        EMPLOYEE:


                                         /s/Steven L. Edelson
                                        -----------------------------------
                                        Steven L. Edelson



                                        MEDLEY REFRIGERATION, INC.



                                        By:  /s/Robert D. Press
                                             ------------------------------
                                               Name:
                                               Title: